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                                                                 EXHIBIT 10.1(e)
                            [Gold Kist stationery]



                                March 25, 1999


Southern States Cooperative, Inc.
6606 West Broad Street
Richmond, Virginia 23230-1717

SUBJECT: Amendment to Commitment Letter ("Commitment Letter") Dated October 13, 1998, Between Southern States Cooperative, Inc. ("Southern States") and Gold Kist Inc. ("Gold Kist")

Ladies and Gentlemen:

This letter shall serve to amend the above-referenced Commitment Letter to revise the Purchase Date and for other purposes. For purposes of this letter, the capitalized terms used herein shall have the same definition as set forth in the Commitment Letter, except as otherwise provided herein. Specifically, the parties have agreed as follows:

1. The Commitment Letter and the Terms Sheet therefor shall be amended by revising Section 1 of the Terms Sheet to provide that the Purchase Date shall be extended from April 2, 1999 to October 5, 1999.

2. The Commitment Letter and the Terms Sheet therefor shall be amended by adding the following sentence at the end of section 3 of the Terms Sheet:
     "The payment of the Purchase Price by Gold Kist for the Preferred Securities purchased shall be made directly to NationsBank, N.A. as Administrative Agent for the account of Southern States."

3. The letter of credit issued by Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. - "Rabobank Nederland", New York Branch ("Rabobank") pursuant to section 4 of the Terms Sheet is assignable and, with the consent of Rabobank, Southern States rights thereunder shall be assigned to NationsBank, N.A., as Administrative Agent, and payment thereunder shall be made directly to NationsBank, N.A., as Administrative Agent for the account of Southern States.

4. The parties agree that any costs incurred by Gold Kist in having the LOC amended or assigned for the purposes of this agreement shall be borne by Southern States.
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Southern States Cooperative
March 25, 1999
Page 2


5. Except as expressly amended herein, the terms and provisions of the Commitment Letter and Terms Sheet and Annexes thereto shall remain unchanged and in full force and effect.

If you are in agreement with the amendment of the Commitment Letter as stated above, please signify by executing and returning a copy of this letter to the undersigned.

                                Sincerely,

                                /s/ Stephen O. West
                                -------------------------------------
                                Stephen O. West
                                Chief Financial Officer and Treasurer

SOW:pf
Enc.


Agreed to by Southern States Cooperative, Inc.


By: /s/ Wayne A. Boutwell
    -------------------------------------
    Wayne A. Boutwell
    President and Chief Executive Officer